UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 22, 2010

VARIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25393	77-0501995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Hansen Way

Palo Alto, California 94304-1030

(Address of principal executive offices, including zip code)

(650) 213-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 22, 2010, Varian, Inc. (the “Company”) provided written notice to Agilent Technologies, Inc. (“Agilent”) of its election under the Agreement and Plan of Merger by and among Agilent, Cobalt Acquisition Corp. and the Company dated July 26, 2009 (the “Merger Agreement”) to extend the “End Date” (as defined in Section 9.1(b)(i) of the Merger Agreement) by ninety (90) days to April 26, 2010.

The transaction contemplated by the Merger Agreement remains subject to regulatory approvals and the satisfaction or waiver of other customary closing conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC.

By:	/s/ A.W. HOMAN
Name:	A. W. Homan
Title:	Secretary

Date: January 28, 2010